EXHIBIT 23.3
NETHERLAND, SEWELL
& ASSOCIATES, INC.

          CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

      We hereby consent to the incorporation by reference in Edisto Resources Corporation's previously filed Registration Statements on Form S-8 (Registration Nos. 33-74598 and 33-74600) and references to our firm contained in the Edisto Resources Corporation Annual Report on Form 10-K for the year ended December 31, 1996.

                      NETHERLAND, SEWELL & ASSOCIATES, INC.

                              By:   /S/ FREDERIC D. SEWELL
                                    Frederic D. Sewell
                                    President

Dallas, Texas
March 27, 1997